UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

LAUREATE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices)         (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1  - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to the terms of Laureate Education, Inc. 2005 Stock Incentive Plan, Laureate Education, Inc. (the “Company”) is permitted to issue, among other types of awards, restricted shares of and options to purchase its common stock. Copies of the forms of the agreements that the Company intends to use are attached hereto. Attached as Exhibit 10.01 is a form restricted stock agreement to be entered into in connection with awards of restricted shares. Attached as Exhibit 10.02 is a form of nonqualified stock option agreement to be entered into with Company employees in connection with a grant of nonqualified stock options. Attached as Exhibit 10.03 is a form of nonqualified stock agreement to be entered into with non-employee directors of the Company in connection with a grant of nonqualified stock options.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.01	Form of Employee Restricted Stock Agreement pursuant to Laureate Education, Inc. 2005 Stock Incentive Plan
10.02	Form of Employee Nonqualified Stock Option Agreement pursuant to Laureate Education, Inc. 2005 Stock Incentive Plan
10.03	Form of Nonqualified Stock Option Agreement for Non-Employee Directors pursuant to Laureate Education, Inc. 2005 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

/s/ Rosemarie Mecca
Name: Rosemarie Mecca
Title: Executive Vice President and
Chief Financial Officer

Date: August 7, 2006

Exhibit Index

Exhibit	Description

10.01	Form of Employee Restricted Stock Agreement pursuant to Laureate Education, Inc. 2005 Stock Incentive Plan
10.02	Form of Employee Nonqualified Stock Option Agreement pursuant to Laureate Education, Inc. 2005 Stock Incentive Plan
10.03	Form of Nonqualified Stock Option Agreement for Non-Employee Directors pursuant to Laureate Education, Inc. 2005 Stock Incentive Plan